STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

Supplement dated December 29, 2006 to

Statement of Additional Information dated May 31, 2006

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Effective as of January 1, 2007, the rate utilized to calculate the fees payable by Prudential Investments LLC to Prudential Investment Management, Inc. (PIM) will change, and the rate utilized to calculate the fees payable by PIM to Jennison Associates LLC (Jennison) will also change.

To reflect these changes, the section of Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements is revised by deleting the information appearing in the “fee rate” column of the table entitled “Fund Subadvisers and Fee Rates,” and substituting the following new fee rate for each of PIM and Jennison:

Fee Rate
0.45% to $1 billion;
0.40% over $1 billion

LR0097